SUPPLEMENTARY CASH FLOW INFORMATION (Details) - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2022	Sep. 30, 2021
Net change in non-cash working capital items:
Inventory	$ (1,986)	$ (2,896)
Prepaid expenses and other assets	(535)	(22)
Taxes recoverable	28	1,773
Taxes payable	687	(2)
Accounts payable and accrued liabilities	2,101	1,066
Amounts receivable	552	(985)
Amounts due to related parties	(79)	21
Net change in non-cash working capital	$ 768	$ (1,045)